UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 25, 2019

Janus Henderson Group plc

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	98-1376360
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

201 Bishopsgate

EC2M 3AE

United Kingdom

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code

+44 (0) 20 7818 1818

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01                                           Changes in Registrant’s Certifying Accountant.

(a) and (b).  On February 25, 2019, the Audit Committee of the Board of Directors (the “Audit Committee”) of Janus Henderson Group plc (the “Company”) approved the engagement of PricewaterhouseCoopers LLP, United States (“PwC US”), as its independent registered public accounting firm for the year ended December 31, 2019, in recognition of the completed integration of certain finance functions in the United States. Accordingly, on February 25, 2019, PricewaterhouseCoopers LLP, United Kingdom (“PwC UK”), resigned, and the Audit Committee accepted the resignation of PwC UK as the Company’s independent registered public accounting firm subject to the completion of the audit for the year ended December 31, 2018 and regulatory approval.

The audit report of PwC UK on the Company’s consolidated financial statements for the years ended December 31, 2018 and December 31, 2017 contained no adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2018 and December 31, 2017 and the subsequent interim period through February 25, 2019, (i) the Company has not had any disagreements with PwC UK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC UK, would have caused it to make reference to the subject matter of such disagreements in its report on the Company’s consolidated financial statements for such period, and (ii) there was no reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC UK with a copy of this disclosure before filing it with the Securities and Exchange Commission (“SEC”). The Company requested that PwC UK provide it with a letter addressed to the SEC stating whether or not it agrees with the statements above concerning PwC UK. A copy of this letter, dated February 26, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

PwC US participated in a portion of the audit of the Company’s consolidated financial statements for the years ended December 31, 2018 and December 31, 2017.  During the two most recent years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through February 25, 2019, other than in the normal course of the audit, neither the Company nor anyone on its behalf consulted with PwC US regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that PwC US concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01                                           Financial Statements and Exhibits

Exhibit Number	Description

16.1	Letter of PwC UK dated February 26, 2019, addressed to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Henderson Group plc

Date: February 26, 2019	By:	/s/ Roger Thompson
Roger Thompson
Chief Financial Officer